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                                SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                       EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

        Filed by the Registrant /X/
        Filed by a Party other than the Registrant / /
        Check the appropriate box:
        / / Preliminary Proxy Statement
        / / Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
        / / Definitive Proxy Statement
        /X/ Definitive Additional Materials
        / / Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                             THE PENN TRAFFIC COMPANY
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                   (Name of Registrant as Specified in Its Charter)

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        (Name of Person(s) Filing Proxy Statement if other than the Registrant)

        Payment of filing fee (Check the appropriate box):
        / /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
             6(i)(2) or Item 22(a)(2) of Schedule 14A.
        / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
        / / Fee computed on table below per Exchange Act Rules 14a-(6)(i)(4) and 0-11.

        (1)  Title of each class of securities to which transaction applies:
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        (2)  Aggregate number of securities to which transaction applies:
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        (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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        (4)  Proposed maximum aggregate value of transaction:
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        (5)  Total fee paid:
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        / / Fee paid previously with preliminary materials.
        / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:
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        (2)  Form, Schedule or Registration Statement no.:
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        (3)  Filing Party:
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        (4)  Date Filed:
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                                THE PENN TRAFFIC COMPANY
                                1200 State Fair Boulevard
                             Syracuse, New York  13221-4737
                                       ----------

                              SUPPLEMENT TO PROXY STATEMENT
                                    DATED MAY 1, 1995
                                       ----------

                        This supplement to the proxy statement dated May 1,
              1995 (the "Proxy Statement") is being furnished to stockholders of The Penn Traffic Company ("Penn Traffic") in connection with the solicitation of proxies by the Board of Directors of Penn Traffic for use at the 1995 Annual Meeting of Stockholders of Penn Traffic to be held on Wednesday, June 7, 1995, at 1:30 p.m., Columbus time, at the Hyatt Capitol Square, 75 East State Street, Columbus, Ohio 43215.

                        Mr. Joseph J. McCaig, President and Chief Executive
              Officer of The Grand Union Company ("Grand Union") and a director of Penn Traffic, has resigned from the Board of Directors of Penn Traffic, effective May 31, 1995. Until March 1995, Penn Traffic held an indirect minority ownership interest in Grand Union.

                        As more fully discussed in the Proxy Statement, at
              the 1995 Annual Meeting the stockholders of Penn Traffic will be asked, among other things, to elect three directors for terms expiring in 1998. The nominees for election as directors are John T. Dixon, Gary D. Hirsch and Richard D. Segal. The directors of Penn Traffic who will remain in office following the 1995 Annual Meeting (not including the three nominees for election named above) are Martin A. Fox and Harold S. Poster (terms expiring in 1996) and Eugene A. DePalma, Susan E. Engel and Claude J. Incaudo (terms expiring in 1997).

                        IF YOU HAVE ALREADY EXECUTED A PROXY IN RESPECT OF
              THE 1995 ANNUAL MEETING AND DO NOT WISH TO CHANGE YOUR PROXY, YOU NEED NOT TAKE FURTHER ACTION. Stockholders who have not yet executed a proxy, or who wish to change their proxy, should sign and date the enclosed proxy and return it in the enclosed envelope.

                        Proxies in the enclosed form received from holders
              of Penn Traffic Common Stock will be voted for the election of all three nominees as directors of Penn Traffic unless stockholders indicate otherwise. Your proxy can be revoked at any time prior to its being voted by giving written notice of revocation to the Secretary of Penn Traffic, by giving a later dated proxy, or by voting at the meeting in person.

                        THE DATE OF THIS SUPPLEMENT IS MAY 31, 1995.